PHL Variable Insurance Company, in Rehabilitation

PHL Variable Accumulation Account

Updating Summary Prospectus and Prospectus Supplement Dated December 13, 2024

to the Updating Summary Prospectus and Prospectus Dated May 1, 2024 for

Each Variable Annuity Contract Listed Below

The Big Edge Choice®

Phoenix Spectrum Edge®

Phoenix Spectrum Edge®+

The Phoenix Edge®-VA

(the “Contract”)

New Website Address for More Information About

the Contract and the Underlying Funds

Effective December 16, 2024, the website address where you can find the current prospectus and other information about the Contract, as well as the prospectuses and other information for the available underlying funds, will change to: https://phl.onlineprospectus.net/PHL/PHLproducts/.

As a result of this change, the Updating Summary Prospectus and the Prospectus for the Contract are revised as follows, effective December 16, 2024:

•	In the Updating Summary Prospectus, references to the prior website address appearing on the front and back cover pages and under “Appendix A – Investment Options Available Under the Contract” are deleted and replaced with the new website address above.

•	In the Prospectus, references to the prior website address appearing under “The Variable Investment Options” and “Appendix A – Investment Options Available Under the Contract” are deleted and replaced with the new website address above.

Please note that the change in website address is the result of a change in webhosting vendor. The change is unrelated to PHL Variable Insurance Company’s ongoing rehabilitation proceeding.

Please read this supplement and retain it for future reference.

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Updating Summary Prospectus (497VPU) and Prospectus (497) Supplement

PHL Variable Accumulation Account: 033-87376